                                                                Subsidiaries
                                                                      Exhibit 21

   -------------------------------------------------------------------------------------------------------

                                                                                         State of
   Entity Name                                         Entity Type                       Organization
   --------------------------------------------------- --------------------------------- -----------------
   1804 Green Street Associates*                       General Partnership               Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   Accumed, Inc.                                       Corporation                       New Hampshire
   --------------------------------------------------- --------------------------------- -----------------
   ASCO Healthcare of New England, Inc. *              Corporation                       Maryland
   --------------------------------------------------- --------------------------------- -----------------
   ASCO Healthcare of New England, Limited             Limited Partnership               Maryland
   Partnership *
   --------------------------------------------------- --------------------------------- -----------------
   ASCO Healthcare, Inc.                               Corporation                       Maryland
   --------------------------------------------------- --------------------------------- -----------------
   Brevard Meridian Limited Partnership                Limited Partnership               Maryland
   --------------------------------------------------- --------------------------------- -----------------
   Brinton Manor, Inc.                                 Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   Burlington Woods Convalescent Center, Inc.          Corporation                       New Jersey
   --------------------------------------------------- --------------------------------- -----------------
   Capital /Genesis ElderCare L. L. C.*                Limited Liability Company         New Hampshire
   --------------------------------------------------- --------------------------------- -----------------
   CareCard, Inc.                                      Corporation                       Maryland
   --------------------------------------------------- --------------------------------- -----------------
   Care4, Limited Partnership                          Limited Partnership               Delaware
   --------------------------------------------------- --------------------------------- -----------------
   Carefleet, Inc.                                     Corporation                       Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   Caton Manor Meridian Limited Partnership*           Limited Partnership               Maryland
   --------------------------------------------------- --------------------------------- -----------------
   Catonsville Meridian Limited Partnership            Limited Partnership               Maryland
   --------------------------------------------------- --------------------------------- -----------------
   Cheltenham LTC Management, Inc.                     Corporation                       Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   Compass Health Services, Inc.                       Corporation                       West Virginia
   --------------------------------------------------- --------------------------------- -----------------
   Concord Healthcare Corporation                      Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   Concord Pharmacy Services, Inc.                     Corporation                       Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   Crestview Convalescent Home, Inc.                   Corporation                       Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   Crestview North, Inc.                               Corporation                       Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   Crozer-Genesis ElderCare, Inc.*                     Corporation                       Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   Crozer-Genesis ElderCare Limited Partners*          Limited Partnership               Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   Crystal City Nursing Center, Inc.                   Corporation                       Maryland
   --------------------------------------------------- --------------------------------- -----------------
   Delco Apothecary, Inc.                              Corporation                       Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   Derby Nursing Center Corporation                    Corporation                       Connecticut
   --------------------------------------------------- --------------------------------- -----------------
   Dover Healthcare Associates, Inc.                   Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   Eastern Medical Supplies, Inc.                      Corporation                       Maryland
   --------------------------------------------------- --------------------------------- -----------------
   Eastern Rehab Services, Inc.                        Corporation                       Maryland
   --------------------------------------------------- --------------------------------- -----------------
   Easton Meridian Limited Partnership                 Limited Partnership               Maryland
   --------------------------------------------------- --------------------------------- -----------------
   Edella Street Associates                            Limited Partnership               Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   EIDOS, Inc.                                         Corporation                       Florida
   --------------------------------------------------- --------------------------------- -----------------
   Encare of Massachusetts, Inc.                       Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   Franklin Square/Meridian Healthcare Nursing Home    Limited Partnership               Maryland
   Limited Partnership*
   --------------------------------------------------- --------------------------------- -----------------
   Frederick Meridian Limited Partnership*             Limited Partnership               Maryland
   --------------------------------------------------- --------------------------------- -----------------
   Genesis Eldercare Adult Day Health Services, Inc.   Corporation                       Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   Genesis ElderCare Centers I, Inc.                   Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   Genesis ElderCare Centers I, L. P.                  Limited Partnership               Delaware
   --------------------------------------------------- --------------------------------- -----------------

   -------------------------------------------------------------------------------------------------------

                                                                                         State of
   Entity Name                                         Entity Type                       Organization
   --------------------------------------------------- --------------------------------- -----------------
   Genesis ElderCare Centers II, Inc.                  Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   Genesis ElderCare Centers II, L. P.                 Limited Partnership               Delaware
   --------------------------------------------------- --------------------------------- -----------------
   Genesis ElderCare Centers III, Inc.                 Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   Genesis ElderCare Centers III, L. P.                Limited Partnership               Delaware
   --------------------------------------------------- --------------------------------- -----------------
   Genesis ElderCare Partnership Centers, Inc.         Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   Genesis ElderCare Diagnostic Services, Inc. f/k/a   Corporation                       Pennsylvania
   Diversified Diagnostics, Inc.
   --------------------------------------------------- --------------------------------- -----------------
   Genesis Eldercare Home Care Services, Inc.          Corporation                       Pennsylvania
   f/k/a Healthcare Services Network, Inc.
   --------------------------------------------------- --------------------------------- -----------------
   Genesis Eldercare Home Health Services -            Corporation                       Pennsylvania
   Southern, Inc.
   --------------------------------------------------- --------------------------------- -----------------
   Genesis ElderCare Hospitality Services, Inc.        Corporation                       Pennsylvania
   f/k/a HCHS, Inc.
   --------------------------------------------------- --------------------------------- -----------------
   Genesis ElderCare Living Facilities, Inc.           Corporation                       Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   Genesis Eldercare Management Services, Inc. f/k/a   Corporation                       Delaware
   Bluefield Manor, Inc.
   --------------------------------------------------- --------------------------------- -----------------
   Genesis Eldercare National Centers, Inc. f/k/a      Corporation                       Florida
   National Health Care Affiliates, Inc.
   --------------------------------------------------- --------------------------------- -----------------
   Genesis Eldercare Network Services, Inc.            Corporation                       Pennsylvania
   f/k/a Genesis Management Resources, Inc.
   f/k/a Total Care Systems, Inc.
   --------------------------------------------------- --------------------------------- -----------------
   Genesis ElderCare Network Services of               Corporation                       Pennsylvania
   Massachusetts, Inc.
   --------------------------------------------------- --------------------------------- -----------------
   Genesis ElderCare Partnership of New England,       Limited Partnership               Massachusetts
   Limited Partnership*
   --------------------------------------------------- --------------------------------- -----------------
   Genesis Eldercare Physician Services, Inc.          Corporation                       Pennsylvania
   f/k/a Genesis Physician Services, Inc.
   --------------------------------------------------- --------------------------------- -----------------
   Genesis Eldercare Properties, Inc.                  Corporation                       Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   Genesis Eldercare Rehabilitation Management         Corporation                       Pennsylvania
   Services, Inc. f/k/a Robindale Medical Services,
   Inc.
   --------------------------------------------------- --------------------------------- -----------------
   Genesis Eldercare Rehabilitation Services, Inc.     Corporation                       Pennsylvania
   f/k/a Team Rehabilitation, Inc.
   --------------------------------------------------- --------------------------------- -----------------
   Genesis Eldercare Staffing Services, Inc.           Corporation                       Pennsylvania
   f/k/a Staff Replacement Services, Inc.
   --------------------------------------------------- --------------------------------- -----------------
   Genesis ElderCare Transportation Services, Inc.     Corporation                       Pennsylvania
   f/k/a HSS-PARA Transit, Inc.
   --------------------------------------------------- --------------------------------- -----------------
   Genesis Health Services Corporation                 Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   Genesis Health Ventures of Arlington, Inc.          Corporation                       Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   Genesis Health Ventures of Bloomfield, Inc.         Corporation                       Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   Genesis Health Ventures of Clarks Summit, Inc.      Corporation                       Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   Genesis Health Ventures of Indiana, Inc.            Corporation                       Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   Genesis Health Ventures of Lanham, Inc.             Corporation                       Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   Genesis Health Ventures of Massachusetts, Inc.      Corporation                       Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   Genesis Health Ventures of Naugatuck, Inc.          Corporation                       Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   Genesis Health Ventures of New Garden, Inc.         Corporation                       Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   Genesis Health Ventures of Point Pleasant, Inc.     Corporation                       Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   Genesis Health Ventures of Salisbury, Inc.          Corporation                       Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------

   -------------------------------------------------------------------------------------------------------

                                                                                         State of
   Entity Name                                         Entity Type                       Organization
   --------------------------------------------------- --------------------------------- -----------------
   Genesis Health Ventures of Wayne, Inc.              Corporation                       Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   Genesis Health Ventures of West Virginia, Inc.      Corporation                       Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   Genesis Health Ventures of West Virginia, Limited   Limited Partnership               Pennsylvania
   Partnership
   --------------------------------------------------- --------------------------------- -----------------
   Genesis Health Ventures of Wilkes-Barre, Inc.       Corporation                       Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   Genesis Health Ventures of Windsor, Inc.            Corporation                       Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   Genesis Health Ventures, Inc.                       Corporation                       Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   Genesis Healthcare Centers Holdings, Inc.           Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   Genesis Holdings, Inc.                              Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   Genesis Immediate Med Center, Inc.                  Corporation                       Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   Genesis Properties Limited Partnership              Limited Partnership               Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   Genesis Properties of Delaware Corporation          Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   Genesis Properties of Delaware Ltd. Partnership,    Limited Partnership               Delaware
   L.P.
   --------------------------------------------------- --------------------------------- -----------------
   Geriatric & Medical Companies, Inc.                 Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   Geriatric & Medical Services, Inc.                  Corporation                       New Jersey
   --------------------------------------------------- --------------------------------- -----------------
   Geriatric and Medical Investments Corp.             Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   GeriMed Corp.                                       Corporation                       Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   GMC Leasing Corporation                             Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   GMC Medical Consulting Services, Inc.               Corporation                       Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   GMC-LTC & Management, Inc.                          Corporation                       Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   GMS Insurance Services, Inc.                        Corporation                       Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   GMS Management - Tucker, Inc.                       Corporation                       Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   GMS Management, Inc.                                Corporation                       Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   Governor's House Nursing Home, Inc.                 Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   Greenspring Meridian Limited Partnership            Limited Partnership               Maryland
   --------------------------------------------------- --------------------------------- -----------------
   Hallmark Healthcare Limited Partnership             Limited Partnership               Maryland
   --------------------------------------------------- --------------------------------- -----------------
   Hamilton Meridian Limited Partnership*              Limited Partnership               Maryland
   --------------------------------------------------- --------------------------------- -----------------
   Hammonds Lane Meridian Limited Partnership          Limited Partnership               Maryland
   --------------------------------------------------- --------------------------------- -----------------
   Health Concepts and Services, Inc.                  Corporation                       Maryland
   --------------------------------------------------- --------------------------------- -----------------
   Healthcare Resources Corp.                          Corporation                       Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   Hilltop Health Care Center, Inc.                    Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   Horizon Medical Equipment and Supply, Inc.          Corporation                       West Virginia
   --------------------------------------------------- --------------------------------- -----------------
   Innovative Health Care Marketing, Inc.              Corporation                       Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   Innovative Pharmacy Services, Inc.                  Corporation                       New Jersey
   --------------------------------------------------- --------------------------------- -----------------
   Institutional Health Care Services, Inc.            Corporation                       New Jersey
   --------------------------------------------------- --------------------------------- -----------------
   Keystone Nursing Home, Inc.                         Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   Knollwood Manor, Inc.                               Corporation                       Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   Knollwood Nursing Home, Inc.                        Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   L. I. H. Chestnut Associates, L. P.*                Corporation                       Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------


   Lake Manor, Inc.*                                   Corporation                       Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   Lake Washington, Ltd.*                              Limited Partnership               Florida
   --------------------------------------------------- --------------------------------- -----------------
   Life Support Medical Equipment, Inc.                Corporation                       Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   Life Support Medical, Inc.                          Corporation                       Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   Lincoln Nursing Home, Inc.                          Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   Magnolia Gardens L. L. C.*                          Limited Liability Company         Maryland
   --------------------------------------------------- --------------------------------- -----------------
   Main Street Pharmacy, L. L. C.                      Limited Liability Company         Maryland
   --------------------------------------------------- --------------------------------- -----------------

   -------------------------------------------------------------------------------------------------------

                                                                                         State of
   Entity Name                                         Entity Type                       Organization
   --------------------------------------------------- --------------------------------- -----------------
   Manor Management Corporation of Georgian Manor,     Corporation                       Pennsylvania
   Inc.
   --------------------------------------------------- --------------------------------- -----------------
   McKerley Health Care Center - Concord Limited       Limited Partnership               New Hampshire
   Partnership
   --------------------------------------------------- --------------------------------- -----------------
   McKerley Health Care Center - Concord, Inc.         Corporation                       New Hampshire
   --------------------------------------------------- --------------------------------- -----------------
   McKerley Health Care Centers, Inc.                  Corporation                       New Hampshire
   --------------------------------------------------- --------------------------------- -----------------
   McKerley Health Facilities                          General Partnership               New Hampshire
   --------------------------------------------------- --------------------------------- -----------------
   Medical Services Group, Inc.                        Corporation                       Maryland
   --------------------------------------------------- --------------------------------- -----------------
   Meridian Edgewood Limited Partnership               Limited Partnership               Maryland
   --------------------------------------------------- --------------------------------- -----------------
   Meridian Growth & Income Fund*                      Limited Partnership               Maryland
   --------------------------------------------------- --------------------------------- -----------------
   Meridian Health, Inc.                               Corporation                       Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   Meridian Healthcare Investments, Inc.               Corporation                       Maryland
   --------------------------------------------------- --------------------------------- -----------------
   Meridian Healthcare, Inc.                           Corporation                       Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   Meridian Perring Limited Partnership                Limited Partnership               Maryland
   --------------------------------------------------- --------------------------------- -----------------
   Meridian Valley Limited Partnership                 Limited Partnership               Maryland
   --------------------------------------------------- --------------------------------- -----------------
   Meridian Valley View Limited Partnership            Limited Partnership               Maryland
   --------------------------------------------------- --------------------------------- -----------------
   Meridian/Constellation Limited Partnership          Limited Partnership               Maryland
   --------------------------------------------------- --------------------------------- -----------------
   Metro Pharmaceuticals, Inc.                         Corporation                       Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   Millville Meridian Limited Partnership              Limited Partnership               Maryland
   --------------------------------------------------- --------------------------------- -----------------
   Mooresville Meridian Limited Partnership*           Limited Partnership               Maryland
   --------------------------------------------------- --------------------------------- -----------------
   National Pharmacy Services, Inc.                    Corporation                       Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   Neighborcare Home Medical Equipment of Maryland,    Limited Liability Company         Maryland
   L. L. C.*
   --------------------------------------------------- --------------------------------- -----------------
   NeighborCare of New Hampshire L. L. C. *            Limited Liability Company         New Hampshire
   --------------------------------------------------- --------------------------------- -----------------
   NeighborCare Pharmacies, Inc.                       Corporation                       Maryland
   --------------------------------------------------- --------------------------------- -----------------
   Network Ambulance Services, Inc. f/k/a Life         Corporation                       Pennsylvania
   Support Ambulance, Inc.
   --------------------------------------------------- --------------------------------- -----------------
   Norristown Nursing & Rehabilitation Center          Limited Partnership               Pennsylvania
   Associates, L. P.
   --------------------------------------------------- --------------------------------- -----------------
   North Cape Convalescent Center Associates, L. P.    Limited Partnership               Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   Northwest Total Care Centers Associates, L. P.      Limited Partnership               New Jersey
   --------------------------------------------------- --------------------------------- -----------------
   Oak Hill Health Care Center, Inc.                   Corporation                       Virginia
   --------------------------------------------------- --------------------------------- -----------------
   Pharmacy Equities, Inc.                             Corporation                       Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   Philadelphia Avenue Associates                      Limited Partnership               Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   Philadelphia Avenue Corporation                     Corporation                       Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   Plainfield Meridian Limited Partnership*            Limited Partnership               Maryland
   --------------------------------------------------- --------------------------------- -----------------
   PPS-GBMC Joint Venture, L. L. C.*                   Limited Liability Company         Maryland
   --------------------------------------------------- --------------------------------- -----------------
   Professional Pharmacy Services, Inc.                Corporation                       Maryland
   --------------------------------------------------- --------------------------------- -----------------
   Prospect Park LTC Management, Inc.                  Corporation                       Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   Quakertown Manor Convalescent and Rehabilitation,   Corporation                       Delaware
   Inc.
   --------------------------------------------------- --------------------------------- -----------------
   Randallstown Meridian Limited Partnership*          Limited Partnership               Maryland
   --------------------------------------------------- --------------------------------- -----------------

   -------------------------------------------------------------------------------------------------------

                                                                                         State of
   Entity Name                                         Entity Type                       Organization
   --------------------------------------------------- --------------------------------- -----------------
   Respiratory Health Services, L. L. C.*              Limited Liability Company         Maryland
   --------------------------------------------------- --------------------------------- -----------------
   River Ridge Partnership*                            General Partnership               Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   River Street Associates                             Limited Partnership               Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   Seminole Meridian Limited Partnership               Limited Partnership               Maryland
   --------------------------------------------------- --------------------------------- -----------------
   Spencer Meridian Limited Partnership*               Limited Partnership               Maryland
   --------------------------------------------------- --------------------------------- -----------------
   State Street Associates Limited Partnership         Limited Partnership               Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   State Street Associates, Inc.                       Corporation                       Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   Suburban Medical Services, Inc.                     Corporation                       Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   The Tidewater Healthcare Shared Services Group,     Corporation                       Pennsylvania
   Inc.*
   --------------------------------------------------- --------------------------------- -----------------
   Therapy Care Systems, L. P.                         Limited Partnership               Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   Therapy Care, Inc.                                  Corporation                       Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   Transport Services, Inc.                            Corporation                       Maryland
   --------------------------------------------------- --------------------------------- -----------------
   United Health Care Services, Inc.                   Corporation                       Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   Valley Medical Services, Inc.                       Corporation                       Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   Valley Transport Ambulance Service, Inc.            Corporation                       Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   Versalink, Inc.                                     Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   Villas Realty & Investments, Inc.                   Corporation                       Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   Visiting Nurse Associates of Maryland, L. L .C.*    Limited Liability Company         Maryland
   --------------------------------------------------- --------------------------------- -----------------
   VNA Hospice of Maryland L. L. C.*                   Limited Liability Company         Maryland
   --------------------------------------------------- --------------------------------- -----------------
   VNA Management Services L. L. C.*                   Limited Liability Company         Maryland
   --------------------------------------------------- --------------------------------- -----------------
   VNA Home Care of Maryland, L. L  C.*                Limited Liability Company         Maryland
   --------------------------------------------------- --------------------------------- -----------------
   Volusia Meridian Limited Partnership                Limited Partnership               Maryland
   --------------------------------------------------- --------------------------------- -----------------
   Walnut LTC Management, Inc.                         Corporation                       Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   Wayside Nursing Home, Inc.                          Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   Weisenfluh Ambulance Service, Inc.                  Corporation                       Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   West Philadelphia LTC Management, Inc.              Corporation                       Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   Wyncote Healthcare Corp.                            Corporation                       Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   York LTC Management, Inc.                           Corporation                       Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   Vitalink Infusion Services, Inc.                    Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   White, Mack & Wart, Inc. d/b/a Propac Pharmacy      Corporation                       Oregon
   --------------------------------------------------- --------------------------------- -----------------
   Medisco Pharmacies, Inc.                            Corporation                       California
   --------------------------------------------------- --------------------------------- -----------------
   TeamCare, Inc. a/k/a Vitalink-TeamCare, Inc.        Corporation                       Delaware
   (CA); Drug System, Inc. (CO); TeamCare, Inc., a
   Vitalink Company (CO, IL GA, Iowa); TeamCare, a
   Vitalink Company (NJ, NY, NC, SC, TX, WA, WI, VA
   & DC
   --------------------------------------------------- --------------------------------- -----------------


   TeamCare Clinical Services, Inc.                    Corporation                       New Jersey
   --------------------------------------------------- --------------------------------- -----------------
   CompuPharm of Northern California, Inc.             Corporation                       California
   --------------------------------------------------- --------------------------------- -----------------
   GCI Innovative Pharmacy, Inc.                       Corporation                       Wisconsin
   --------------------------------------------------- --------------------------------- -----------------
   CompuPharm Ohio Pharmacy, Inc.                      Corporation                       Ohio
   --------------------------------------------------- --------------------------------- -----------------
   TeamCare of Indiana, Inc.                           Corporation                       Indiana
   --------------------------------------------------- --------------------------------- -----------------
   TeamCare of Virginia, Inc.                          Corporation                       Virginia
   --------------------------------------------------- --------------------------------- -----------------
   Vitalink Subsidiary, Inc.                           Corporation                       Oklahoma
   --------------------------------------------------- --------------------------------- -----------------
   Academy Nursing Home, Inc.                          Corporation                       Massachusetts
   --------------------------------------------------- --------------------------------- -----------------
   ADS Apple Valley Limited Partnership                Limited Partnership               Massachusetts
   --------------------------------------------------- --------------------------------- -----------------

   -------------------------------------------------------------------------------------------------------

                                                                                         State of
   Entity Name                                         Entity Type                       Organization
   --------------------------------------------------- --------------------------------- -----------------
   ADS Apple Valley, Inc.                              Corporation                       Massachusetts
   --------------------------------------------------- --------------------------------- -----------------
   ADS Consulting, Inc.                                Corporation                       Massachusetts
   --------------------------------------------------- --------------------------------- -----------------
   ADS Danvers ALF, Inc.                               Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   ADS Dartmouth ALF, Inc.                             Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   ADS Dartmouth General Partnership                   General Partnership               Massachusetts
   --------------------------------------------------- --------------------------------- -----------------
   ADS Group, The                                      Corporation                       Massachusetts
   --------------------------------------------------- --------------------------------- -----------------
   ADS Hingham ALF, Inc.                               Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   ADS Hingham Limited Partnership                     Limited Partnership               Massachusetts
   --------------------------------------------------- --------------------------------- -----------------
   ADS Hingham Nursing Facility, Inc.                  Corporation                       Massachusetts
   --------------------------------------------------- --------------------------------- -----------------
   ADS Home Health, Inc.                               Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   ADS Management, Inc.                                Corporation                       Massachusetts
   --------------------------------------------------- --------------------------------- -----------------
   ADS Multicare, Inc.                                 Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   ADS Palm Chelmsford, Inc.                           Corporation                       Massachusetts
   --------------------------------------------------- --------------------------------- -----------------
   ADS Recuperative Center Limited Partnership         Limited Partnership               Massachusetts
   --------------------------------------------------- --------------------------------- -----------------
   ADS Recuperative Center, Inc.                       Corporation                       Massachusetts
   --------------------------------------------------- --------------------------------- -----------------
   ADS Reservoir Waltham, Inc.                         Corporation                       Massachusetts
   --------------------------------------------------- --------------------------------- -----------------
   ADS Senior Housing, Inc.                            Corporation                       Massachusetts
   --------------------------------------------------- --------------------------------- -----------------
   ADS Village Manor, Inc.                             Corporation                       Massachusetts
   --------------------------------------------------- --------------------------------- -----------------
   ADS-NDNE Danvers, L. L. C.*                         Limited Liability Company         Massachusetts
   --------------------------------------------------- --------------------------------- -----------------
   ADS-NDNE Dartmouth, L. L. C.*                       Limited Liability Company         Massachusetts
   --------------------------------------------------- --------------------------------- -----------------
   ADS-NDNE Hingham, L. L. C.*                         Limited Liability Company         Massachusetts
   --------------------------------------------------- --------------------------------- -----------------
   ANR, Inc.                                           Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   Applewood  Health Resources, Inc.                   Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   ASL, Inc.                                           Corporation                       Massachusetts
   --------------------------------------------------- --------------------------------- -----------------
   Assisted Living Associates of Berkshire, Inc.       Corporation                       Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   Assisted Living Associates of Lehigh, Inc.          Corporation                       Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   Assisted Living Associates of Pennington, Inc.      Corporation                       New Jersey
   --------------------------------------------------- --------------------------------- -----------------
   Assisted Living Associates of Sanatoga, Inc.        Corporation                       Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   Assisted Living Associates of Wall, Inc.            Corporation                       New Jersey
   --------------------------------------------------- --------------------------------- -----------------
   Automated Professional Accounts, Inc.               Corporation                       West Virginia
   --------------------------------------------------- --------------------------------- -----------------
   Berks Nursing Homes, Inc.                           Corporation                       Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   Bethel Health Resources, Inc.                       Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   Breyut Convalescent Center, L. L. C.                Limited Liability Company         New Jersey
   --------------------------------------------------- --------------------------------- -----------------
   Brightwood Property, Inc.                           Corporation                       West Virginia
   --------------------------------------------------- --------------------------------- -----------------
   Care Haven Associated Limited Partnership*          Limited Partnership               West Virginia
   --------------------------------------------------- --------------------------------- -----------------
   Century Care Construction, Inc.                     Corporation                       New Jersey
   --------------------------------------------------- --------------------------------- -----------------
   Century Care Management, Inc.                       Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   Chardon Quality Care, Inc.                          Corporation                       Ohio
   --------------------------------------------------- --------------------------------- -----------------

   Chateau Village Health Resources, Inc.              Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   CHG Investment Corporation, Inc.                    Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   CHNR-1, Inc.                                        Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   Colonial Hall Health Resources, Inc.                Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   Colonial House Health Resources, Inc.               Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   Concord Companion Care, Inc.                        Corporation                       Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   Concord Health Group, Inc.                          Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   Concord Healthcare Services, Inc.                   Corporation                       Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   Concord Home Health, Inc.                           Corporation                       Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   Concord Rehab, Inc.                                 Corporation                       Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------

   -------------------------------------------------------------------------------------------------------

                                                                                         State of
   Entity Name                                         Entity Type                       Organization
   --------------------------------------------------- --------------------------------- -----------------
   Concord Service Corporation                         Corporation                       Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   Cumberland Associated Of Rhode Island, L. P.        Limited Partnership               Delaware
   --------------------------------------------------- --------------------------------- -----------------
   CVNR, Inc.                                          Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   Dartmouth Assisted Living L. L. C.*                 Limited Liability Company         Delaware
   --------------------------------------------------- --------------------------------- -----------------
   Delm Nursing, Inc.                                  Corporation                       Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   Elmwood Health Resources, Inc.                      Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   Encare of  Mendham, L. L. C.                        Limited Liability Company         New Jersey
   --------------------------------------------------- --------------------------------- -----------------
   Encare of Pennypack, Inc.                           Corporation                       Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   Encare of Quakertown, Inc.                          Corporation                       Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   Encare of Wyncote, Inc.                             Corporation                       Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   ENR, Inc.                                           Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   Genesis ElderCare Corp.                             Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   Glenmark Associates Dawn View Manor, Inc.           Corporation                       West Virginia
   --------------------------------------------------- --------------------------------- -----------------
   Glenmark Associates, Inc.                           Corporation                       West Virginia
   --------------------------------------------------- --------------------------------- -----------------
   Glenmark Limited Liability I                        Corporation                       West Virginia
   --------------------------------------------------- --------------------------------- -----------------
   Glenmark Properties I, Limited Partnership*         Limited Partnership               West Virginia
   --------------------------------------------------- --------------------------------- -----------------
   GMA Brightwood, Inc.                                Corporation                       West Virginia
   --------------------------------------------------- --------------------------------- -----------------
   GMA Construction, Inc.                              Corporation                       West Virginia
   --------------------------------------------------- --------------------------------- -----------------
   GMA Madison, Inc.                                   Corporation                       West Virginia
   --------------------------------------------------- --------------------------------- -----------------
   GMA Partnership Holding Company, Inc.               Corporation                       West Virginia
   --------------------------------------------------- --------------------------------- -----------------
   GMA Uniontown, Inc.                                 Corporation                       Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   Groton Associates of Connecticut, L. P.             Limited Partnership               Delaware
   --------------------------------------------------- --------------------------------- -----------------
   Health Resources of Arcadia, Inc.                   Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   Health Resources of Boardman, Inc.                  Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   Health Resources of Bridgeton, L.  L. C.            Limited Liability Company         New Jersey
   --------------------------------------------------- --------------------------------- -----------------
   Health Resources of Cedar Grove, Inc.               Corporation                       New Jersey
   --------------------------------------------------- --------------------------------- -----------------
   Health Resources of Cinnaminson, L. L. C.           Limited Liability Company         New Jersey
   --------------------------------------------------- --------------------------------- -----------------
   Health Resources of Colchester, Inc.                Corporation                       Connecticut
   --------------------------------------------------- --------------------------------- -----------------
   Health Resources of Columbus, Inc.                  Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   Health Resources of Cranbury, L.  L. C.             Limited Liability Company         New Jersey
   --------------------------------------------------- --------------------------------- -----------------
   Health Resources of Cumberland, Inc.                Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   Health Resources of Eatontown, Inc.                 Corporation                       New Jersey
   --------------------------------------------------- --------------------------------- -----------------
   Health Resources of Emery, L. L.  C.                Limited Liability Company         New Jersey
   --------------------------------------------------- --------------------------------- -----------------
   Health Resources of Englewood, L. L. C.             Limited Liability Company         New Jersey
   --------------------------------------------------- --------------------------------- -----------------
   Health Resources of Ewing, L  L. C.                 Limited Liability Company         New Jersey
   --------------------------------------------------- --------------------------------- -----------------
   Health Resources of Fair Lawn, L. L. C.             Limited Liability Company         New Jersey
   --------------------------------------------------- --------------------------------- -----------------
   Health Resources of Farmington, Inc.                Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   Health Resources of Gardner, Inc.                   Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------

   Health Resources of Gladstonbury, Inc.              Corporation                       Connecticut
   --------------------------------------------------- --------------------------------- -----------------
   Health Resources of Groton, Inc.                    Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   Health Resources of Jackson, L. L. C.               Limited Liability Company         New Jersey
   --------------------------------------------------- --------------------------------- -----------------
   Health Resources of Karmenta & Madison, Inc.        Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   Health Resources of Lakeview, Inc.                  Corporation                       New Jersey
   --------------------------------------------------- --------------------------------- -----------------
   Health Resources of Lakeview, Limited Liability     Limited Liability Company         New Jersey
   Company
   --------------------------------------------------- --------------------------------- -----------------
   Health Resources of Lemont, Inc.                    Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------

   -------------------------------------------------------------------------------------------------------

                                                                                         State of
   Entity Name                                         Entity Type                       Organization
   --------------------------------------------------- --------------------------------- -----------------
   Health Resources of Lynn, Inc.                      Corporation                       New Jersey
   --------------------------------------------------- --------------------------------- -----------------
   Health Resources of Madison, Inc.1                  Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   Health Resources of Marcella, Inc.                  Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   Health Resources of Middletown (R. I.), Inc.        Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   Health Resources of Montclair, Inc.                 Corporation                       New Jersey
   --------------------------------------------------- --------------------------------- -----------------
   Health Resources of Morristown, Inc.                Corporation                       filing for
                                                                                         reinstatement
                                                                                         in New Jersey
   --------------------------------------------------- --------------------------------- -----------------
   Health Resources of Norfolk, Inc.                   Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   Health Resources of Norwalk, Inc.                   Corporation                       Connecticut
   --------------------------------------------------- --------------------------------- -----------------
   Health Resources of Pennington, Inc.                Corporation                       New Jersey
   --------------------------------------------------- --------------------------------- -----------------
   Health Resources of Ridgewood, L. L. C.             Limited Liability Company         New Jersey
   --------------------------------------------------- --------------------------------- -----------------
   Health Resources of Rockville, Inc.                 Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   Health Resources of South Brunswick, Inc.           Corporation                       New Jersey
   --------------------------------------------------- --------------------------------- -----------------
   Health Resources of Stafford, Inc.                  Corporation                       New Jersey
   --------------------------------------------------- --------------------------------- -----------------
   Health Resources of Tazewell, Inc.                  Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   Health Resources of Troy Hills, Inc.                Corporation                       New Jersey
   --------------------------------------------------- --------------------------------- -----------------
   Health Resources of Wallingford, Inc.               Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   Health Resources of Warwick, Inc.                   Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   Health Resources of West Orange, L. L. C.           Limited Liability Company         New Jersey
   --------------------------------------------------- --------------------------------- -----------------
   Health Resources of Westwood, Inc.                  Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   Healthcare Rehab Systems, Inc.                      Corporation                       Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   Heritage at Danvers, L. L. C.*                      Limited Liability Company
   --------------------------------------------------- --------------------------------- -----------------
   Hingham Assisted Living, L. L. C.*                  Limited Liability Company         Delaware
   --------------------------------------------------- --------------------------------- -----------------
   Hingham Healthcare Limited Partnership*             Limited Partnership               Massachusetts
   --------------------------------------------------- --------------------------------- -----------------
   HMNH Realty, Inc.                                   Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   HNCA, Inc.                                          Corporation                       Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   Holly Manor Associates of New Jersey, L. P.         Limited Partnership               Delaware
   --------------------------------------------------- --------------------------------- -----------------
   Horizon Associates, Inc.                            Corporation                       West Virginia
   --------------------------------------------------- --------------------------------- -----------------
   Horizon Mobile, Inc.                                Corporation                       West Virginia
   --------------------------------------------------- --------------------------------- -----------------
   Horizon Rehabilitation, Inc.                        Corporation                       West Virginia
   --------------------------------------------------- --------------------------------- -----------------
   House of Campbell, Inc. (The)                       Corporation                       West Virginia
   --------------------------------------------------- --------------------------------- -----------------
   HR of Charleston, Inc.                              Corporation                       West Virginia
   --------------------------------------------------- --------------------------------- -----------------
   HRWV Huntington, Inc.                               Corporation                       West Virginia
   --------------------------------------------------- --------------------------------- -----------------
   HRWV, Inc.                                          Corporation                       West Virginia
   --------------------------------------------------- --------------------------------- -----------------
   HRWV-1, Inc.                                        Corporation                       West Virginia
   --------------------------------------------------- --------------------------------- -----------------
   Lakewood Health Resources, Inc.                     Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   Laurel Health Resources, Inc.                       Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   Lehigh Nursing Homes, Inc.                          Corporation                       Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------

   Long Term Assets, Inc.                              Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   LRC Holding Company                                 Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   LWNR, Inc.                                          Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   Mabri Convalescent Center, Inc.                     Corporation                       Connecticut
   --------------------------------------------------- --------------------------------- -----------------
   Markglen, Inc.                                      Corporation                       West Virginia
   --------------------------------------------------- --------------------------------- -----------------
   Marshfield Health Resources, Inc.                   Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   Mercerville Associates of New Jersey, L. P.         Limited Partnership               Delaware
   --------------------------------------------------- --------------------------------- -----------------

   -------------------------------------------------------------------------------------------------------

                                                                                         State of
   Entity Name                                         Entity Type                       Organization
   --------------------------------------------------- --------------------------------- -----------------
   MHNR, Inc.                                          Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   Middletown (RI) Associates of RI,L. P.              Limited Partnership               Delaware
   --------------------------------------------------- --------------------------------- -----------------
   Montgomery Nursing Homes, Inc.                      Corporation                       Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   Multicare AMC, Inc.                                 Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   Multicare Home Health of Illinois, Inc.             Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   Northwestern Management Services, Inc.              Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   Nursing & Retirement Center of the Andovers, Inc.   Corporation                       Massachusetts
   --------------------------------------------------- --------------------------------- -----------------
   PHC Operating Corporation                           Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   Pocahontas Continuous Care Center, Inc.             Corporation                       West Virginia
   --------------------------------------------------- --------------------------------- -----------------
   Point Pleasant Haven Limited Partnership            Limited Partnership               West Virginia
   --------------------------------------------------- --------------------------------- -----------------
   Pompton Associates, L. P.                           Limited Partnership               New Jersey
   --------------------------------------------------- --------------------------------- -----------------
   Pompton Care, L. L. C.                              Limited Liability Company         New Jersey
   --------------------------------------------------- --------------------------------- -----------------
   Prescott Nursing Home, Inc.                         Corporation                       Massachusetts
   --------------------------------------------------- --------------------------------- -----------------
   Progressive Rehabilitation Centers, Inc.            Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   Providence Health Care, Inc.                        Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   Providence Medical, Inc.                            Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   Raleigh Manor Limited Partnership                   Limited Partnership               West Virginia
   --------------------------------------------------- --------------------------------- -----------------
   Recuperative Center, Limited Partnership (The)      Limited Partnership               Massachusetts
   --------------------------------------------------- --------------------------------- -----------------
   Rest Haven Nursing Home, Inc.                       Corporation                       West Virginia
   --------------------------------------------------- --------------------------------- -----------------
   Ridgeland Health Resources, Inc.                    Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   River Pines Health Resources, Inc.                  Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   Rivershores Health Resources, Inc.                  Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   RLNR, Inc.                                          Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   Roephel Convalescent Center, L. L. C.               Limited Liability Company         New Jersey
   --------------------------------------------------- --------------------------------- -----------------
   Romney Health Care Center, Limited Partnership      Limited Partnership               West Virginia
   --------------------------------------------------- --------------------------------- -----------------
   Rose Healthcare, Inc.                               Corporation                       New Jersey
   --------------------------------------------------- --------------------------------- -----------------
   Rose View Manor, Inc.                               Corporation                       Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   Roxborough Nursing Home, Inc.                       Corporation                       Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   RPNR, Inc.                                          Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   RSNR, Inc.                                          Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   RVNR, Inc.                                          Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   S.T.B. Investors, LTD.                              Corporation                       New York
   --------------------------------------------------- --------------------------------- -----------------
   Schuylkill Nursing Homes, Inc.                      Corporation                       Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   Schuylkill Partnership Acquisition Corporation      Corporation                       Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   Scotchwood Mass. Holding Co., Inc.                  Corporation                       Massachusetts
   --------------------------------------------------- --------------------------------- -----------------
   Senior Living Ventures, Inc.                        Corporation                       Pennsylvania
   --------------------------------------------------- --------------------------------- -----------------
   Senior Source, Inc.                                 Corporation                       Massachusetts
   --------------------------------------------------- --------------------------------- -----------------
   Sisterville Haven Limited Partnership               Limited Partnership               West Virginia
   --------------------------------------------------- --------------------------------- -----------------
   Snow Valley Health Resources, Inc.                  Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------

   Solomont Family Fall River Venture, Inc.            Corporation                       Massachusetts
   --------------------------------------------------- --------------------------------- -----------------
   Solomont Family Medford Venture, Inc.               Corporation                       Massachusetts
   --------------------------------------------------- --------------------------------- -----------------
   Stafford Convalescent Center, Inc.                  Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   SVNR, Inc.                                          Corporation                       Delaware
   --------------------------------------------------- --------------------------------- -----------------
   Teays Valley Haven Limited Partnership              Limited Partnership               West Virginia
   --------------------------------------------------- --------------------------------- -----------------
   The Straus Group-Hopkins House Limited Partnership  Limited Partnership               New Jersey
   --------------------------------------------------- --------------------------------- -----------------

   -------------------------------------------------------------------------------------------------------

                                                                                         State of
   Entity Name                                         Entity Type                       Organization
   --------------------------------------------------- --------------------------------- -----------------
   The Straus Group-Old Bridge, L. P.                  Limited Partnership               New Jersey
   --------------------------------------------------- --------------------------------- -----------------
   The Straus Group-Quakertown Manor, L. P.            Limited Partnership               New Jersey
   --------------------------------------------------- --------------------------------- -----------------
   The Straus Group-Ridgewood, L. P.                   Limited Partnership               New Jersey
   --------------------------------------------------- --------------------------------- -----------------
   Total Rehabilitation Center, L. L. C.               Limited Liability Company         New Jersey
   --------------------------------------------------- --------------------------------- -----------------
   Tri State Mobile Services, Inc.                     Corporation                       West Virginia
   --------------------------------------------------- --------------------------------- -----------------
   Wallingford Associates of CT, L. P.                 Limited Partnership               Delaware
   --------------------------------------------------- --------------------------------- -----------------
   Warwick Associates of RI, L. P.                     Limited Partnership               Delaware
   --------------------------------------------------- --------------------------------- -----------------
   Westford Nursing & Retirement Center, Inc.          Corporation                       Massachusetts
   --------------------------------------------------- --------------------------------- -----------------
   Westford Nursing & Retirement Center, Limited       Limited Partnership               Massachusetts
   Partnership
   --------------------------------------------------- --------------------------------- -----------------
   Willow Manor Nursing Home, Inc.                     Corporation                       Massachusetts
   --------------------------------------------------- --------------------------------- -----------------

                                                                      Exhibit 23

                         Consent of Independent Auditors

The Board of Directors
Genesis Health Ventures, Inc.:

We consent to incorporation by reference in the registration statements on Form S-8 which register shares of your Common Stock issued under the Amended and Restated Employee Stock Option Plan and the 1992 Stock Option Plan for Non-Employee Directors of Genesis Health Ventures, Inc., of our reports dated December 15, 1998, relating to the consolidated balance sheets of Genesis Health Ventures, Inc. and subsidiaries as of September 30, 1998 and 1997 and the related consolidated statements of operations, shareholders' equity and cash flows for each of the years in the three-year period ended September 30, 1998 and the related schedule, which reports appear in the September 30, 1998 annual report on Form 10-K of Genesis Health Ventures, Inc.

                                                   KPMG Peat Marwick LLP

Philadelphia, Pennsylvania
December 29, 1998


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